UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)           July 25, 2000
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                                  Troyden Corporation
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                (Exact name of registrant as specified in its chapter)


         Nevada                             000-29929            88-0346310
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

1100 Melville Street, 6th Floor, Vancouver, BC                   V6E 4A6
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   (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code  (604) 689-2944
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             (Former name or former address, if changed since last report)


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                      INFORMATION TO BE INCLUDED IN REPORT

Item 8.  Change in Fiscal Year.

Troyden has elected to change its fiscal year. On July 24, 2000, the Board of Directors approved a resolution to change the fiscal year. The former fiscal year was January 1 to December 31. The new fiscal year is now July 1 to June 30. The change in fiscal year is effective June 30, 2000.

Accordingly, Troyden will file a Form 10-KSB covering the six-month transition period ended June 30, 2000 on or before September 28, 2000.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Troyden Corporation has duly caused this report to be signed on its behalf by the undersigned, who is duly authorized.

                                                TROYDEN CORPORATION

Dated July 25, 2000                             By:   "Gerry Nel"
                                                     ---------------------------
                                                     Gerry Nel - President